SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

MVB FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

James R. Martin

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554-2777

(304) 363-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2006

To the Shareholders:

The Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”) will be held at 301 Virginia Avenue, Fairmont, West Virginia, at 5:30 p.m. on May 16, 2006, for the purposes of considering and voting upon proposals:

1.	To elect seven (7) directors for the terms of office indicated herein.

2.	To approve the appointment of Brown Edwards & Company, L.L.P., as Independent Certified Public Accountants for the year 2006.

3.	Any other business which may properly be brought before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 27, 2006, shall be entitled to notice of the meeting and to vote at the meeting. This is the approximate date on which this Proxy Statement and form of proxy are first sent or given to security holders.

By Order of the Board of Directors,

James R. Martin
President and Chief Executive Officer

Please sign and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

April 4, 2006

MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554-2777

(304) 363-4800

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2006

This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”) to be held on May 16, 2006, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Solicitation of Proxies

The solicitation of proxies is made by the Board of Directors of MVB. These proxies enable shareholders to vote on all matters that are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted “FOR” all of the proposals to be submitted to the vote of shareholders described in the enclosed Notice of Annual Meeting and this Proxy Statement. A shareholder executing the proxy may revoke it at any time before it is voted:

(a)	by notifying MVB employees James R. Martin, Larry F. Mazza or Judith A. Merico in person;

(b)	by giving written notice to MVB. The revocation should be delivered to Judith A. Merico, Corporate Secretary;

(c)	by submitting to MVB a subsequently dated proxy; or

(d)	by attending the meeting and withdrawing the proxy before it is voted at the meeting.

The expenses of the solicitation of proxies will be paid by MVB. In addition to this solicitation by mail, directors, officers and employees of MVB or its subsidiary, MVB Bank, Inc. (the “Bank”) may solicit proxies personally or by telephone, although no person will be specifically engaged for that purpose.

Eligibility of Stock for Voting Purposes

Pursuant to the Bylaws of MVB, the Board of Directors has fixed March 27, 2006, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at such meeting or any adjournment thereof.

As of the record date for the Annual Meeting, 1.353 million shares of the capital stock of MVB, owned by approximately 950 shareholders, were issued and outstanding and entitled to vote. There are 4,000,000 shares authorized. The principal holders of MVB Common Stock are discussed under the section of this Proxy Statement entitled, “Principal Holders of Voting Securities.”

PURPOSES OF MEETING

1.	ELECTION OF DIRECTORS

General

The Bylaws of MVB currently provide for a Board of Directors composed of five to twenty-five members to be elected annually. The Board has set seventeen as the number of directors of MVB for the upcoming year. As a result of the staggered terms of the Board and the addition of two additional members from Harrison County, WV area, seven members are to be elected at the Annual Meeting of Shareholders to be held on May 16, 2006.

As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each MVB shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Management Nominees to the Board of MVB

At the 2005 MVB Annual Meeting of Shareholders, the Board of Directors was divided into classes, each to serve for three years. At that meeting, the classes were elected to a one, two or three-year term to begin the staggered term provisions of the Articles of Incorporation. Accordingly, those in the class elected to a one-year term in 2005 are now being submitted for election to a three-year term. In addition, to expand the representation from the Harrison County market two additional directors are being nominated herein for a one and a three-year term, to join Mr. Mazza, who has two years remaining on his current term.

Directors	Age as of March 31, 2006	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years

Barbara L. Alexander 2800 Cranberry Sq. Morgantown, WV 26508	49	1999	2009	Owner/Broker – Howard Hanna/Premier Properties by Barbara Alexander, LLC

Harvey M. Havlichek 210 Adams St. Fairmont, WV 26554	56	1999	2009	President – Adams Office Supply & Novelty Company, Inc.

Leonard W. Nossokoff 1208 Fairmont Avenue Fairmont, WV 26554	67	1999	2009	Owner – Giant Eagle Supermarket

Louis W. Spatafore 205 Adams St. Fairmont, WV 26554	49	1999	2009	President and General Manager – Friendly Furniture Galleries, Inc.

Directors	Age as of March 31, 2006	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years

Dr. James E. Valentine 907 Gaston Avenue Fairmont, WV 26554	68	1999	2009	Orthodontist

Kelly R. Nelson 1370 Johnson Avenue Bridgeport, WV 26330	46	*	2009	Physician

Wayne Stanley 7 Maple Lake Bridgeport, WV 26330	55	*	2007	President – Stanley Industries, Inc (mining & excavation)

*	new 2006 nominee

Management and Directors:

In addition to the nominees, the following are the remaining directors and the executive officers of MVB.

Directors	Age as of March 31, 2006	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years

Robert L. Bell 333 Baldwin St. Morgantown, WV 26508	70	1999	2007	Commissioner-Monongalia County Commission, West Virginia

Stephen R. Brooks 965 Hartman Run Rd. Building 1100, Suite 1105 Morgantown, WV 26505	57	1999	2008	Attorney-Flaherty Sensabaugh & Bonasso

James R. Martin 301 Virginia Avenue Fairmont, WV 26554	58	1999	2007	President, Chief Executive Officer and Director of MVB and MVB Financial Corp.

Larry F. Mazza 1000 Johnson Avenue Bridgeport, WV 26330	45	2005	2008	Executive Vice President; Chief Executive Officer of MVB Harrison, Inc; Director of MVB and MVB Financial Corp; previously Senior Vice President of Branch Banking & Trust Company

Dr. Saad Mossallati 200 Route 98 West., Suite 107 Nutter Fort, WV 26301	57	1999	2008	Vascular Surgeon

J. Christopher Pallotta 104 Adams St. Fairmont, WV 26554	56	1999	2007	President-Bond Insurance Agency

Directors	Age as of March 31, 2006	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years

Nitesh Patel 1000 Technology Dr. Fairmont, WV 26554	42	1999	2008	Information Technology Consultant; Previously President and Chief Executive Officer-D.N. American, Inc. (software development company);

Richard L. Toothman 6 Pheasant Dr. Fairmont, WV 26554	65	1999	2007	Broker and Owner-Toothman Realty

Dr. Michael F. Trent 403 Virginia Avenue Fairmont, WV 26554	57	1999	2008	Dentist

Samuel J. Warash 1639 Otlahurst Dr. Fairmont, WV 26554	56	1999	2007	President-S.J. Warash, Inc.(real estate appraisal company)

Executive Officers of MVB Bank, Inc. (Non-Nominees):

Delbert L. Phillips 301 Virginia Avenue Fairmont, WV 26554	62	1999		Senior Vice President, Commercial Lending- MVB Bank, Inc.

Eric L. Tichenor 301 Virginia Avenue Fairmont, WV 26554	38	1999		Vice President and Cashier-MVB Bank, Inc.

Roger J. Turner 1000 Johnson Avenue Bridgeport, WV 26330	55	2005		President-MVB Harrison, Inc.; Senior Vice President, Commercial Lending-MVB Bank, Inc.; previously Senior Vice President of Branch Banking & Trust Company

There are no family relationships among the directors, director nominees or executive officers of MVB or MVB Bank, Inc.

Committees of the Board

MVB or the Bank has a number of standing committees as described below.

Human Resources Committee. Composed of Barbara L. Alexander, David B. Alvarez, Stephen R. Brooks, Kelly R. Nelson, Nitesh S. Patel, Louis W. Spatafore and Michael F. Trent. The purpose of this Committee is to address issues related to staffing, compensation and related policy matters. This Committee also is responsible for administration of the 2003 MVB Financial Corp. Stock Incentive Plan Option Program. Martin and Mazza are ex-officer members of this Committee and makes suggestions, which the Committee evaluates and, if considered appropriate, acts on. Neither Martin or Mazza make any recommendations nor participates in meetings relating to their own salary. The Committee met three times in 2005.

Investment/A&L Committee. Composed of Harvey M. Havlichek, James R. Martin, Larry F. Mazza, Delbert L. Phillips, Eric L. Tichenor, Michael F. Trent and Samuel J. Warash. The purpose of this committee is to review the performance of the investment portfolio and policies related to investments, liquidity and asset and liability management. The Committee reports the results from these meetings to the Board of Directors. The Committee met three times in 2005.

Loan Review Committee. Composed of Harvey M. Havlichek, David A. Jones, James R. Martin, Leonard W. Nossokoff, J. Christopher Pallotta, Delbert L. Phillips, Wayne H. Stanley, Richard L. Toothman and Samuel J. Warash. The purpose of this Committee is to evaluate the adequacy of the Allowance for Loan Losses, review loans and groups of loans for risks and evaluate policies related to the Allowance for Loan Losses as necessary. This Committee met four times in 2005.

Audit Committee. Composed of Leonard W. Nossokoff, Louis W. Spatafore and Michael F. Trent. The purpose is to review the results of the internal and external audits, Reports of Examination from regulatory authorities and discuss the financial statements with management and external auditors report such to the Board of Directors.

The Audit Committee of MVB does not include an individual that is considered to be a financial expert. This is true for the entire Board of Directors as well, because no one meets the guidelines set forth by Section 407 of the Sarbanes-Oxley Act of 2002, for a financial expert. In the small community market area of MVB, individuals meeting the required credentials under the Act are very rare. All members of the Board of Directors are successful business owners and have knowledge of the requirements to run such a successful business. The directors of MVB, including those who are members of the Audit Committee, believe that having separate internal and external audits and regulatory examinations assist in insuring proper supervision, evaluation and reporting of MVB activities.

The Audit Committee met six times in 2005. The Committee meets with representatives Conley CPA Group, PLLC, who are responsible for the internal audit function of MVB and Brown, Edwards & Company, L.L.P., who are responsible for the annual certified audit, as well as with the members of the regulatory authorities upon completion of their examinations of the Bank or MVB. During these meetings, the active management of the Bank or MVB, including directors Martin and Mazza, may be asked to leave the room to provide comfort of questioners and responders.

In the opinion of MVB’s Board of Directors, none of the Board of Directors, except for Directors Martin and Mazza, have a relationship with MVB that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them are or have for the past three years been employees of MVB, except for Directors Martin and Mazza, and none of their immediate family members are or have for the past three years been executive officers of MVB. In the opinion of MVB and its Board of Directors, the entire Board of Directors, except for Directors Martin and Mazza, are “independent directors,” as that term is defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc. The Board of Directors of MVB has adopted a written charter for the Audit Committee, which is attached as Appendix A hereto.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005, with management. The Board of Directors has also discussed the audited financial statements with Brown, Edwards & Company, L.L.P., MVB’s independent accountants, as well as the matters required to be discussed by Statement on Auditing Standards No. 61. (having to do with accounting methods used in the financial statements). The Board of Directors has received the written disclosures and the letter from Brown, Edwards & Company, L.L.P., required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence) and has discussed with Brown, Edwards & Company, L.L.P., the independent accountants’ independence. Based on this, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in MVB’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Submitted by The Audit Committee,

Louis W. Spatafore

Michael F. Trent

Leonard W. Nossokoff

March 16, 2006

This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless MVB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

Nominating Committee. The Board of Directors has not established a formal nominating committee as the entire Board serves in this capacity. The Board of Directors of MVB does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the Board of Directors is relatively small and vacancies are rare. Because the full Board of Directors serves the function of the nominating committee, not all directors are independent.

The Board of Directors believes that candidates for director should have certain minimum qualifications, including:

•	Directors should be of the highest ethical character.

•	Directors should have excellent personal and professional reputations in MVB’s market area.

•	Directors should be accomplished in their professions or careers.

•	Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

•	Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

•	Directors must be willing and able to expend the time to attend meetings of the Board of Directors of MVB and the Bank and to serve on Board committees.

•	The Board of Directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of MVB.

•	Because the directors of MVB may also serve as directors of the Bank, a majority of directors must be residents of West Virginia, as required by state banking law.

•	Directors must be acceptable to MVB’s and the Bank’s regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia

Division of Banking and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.

•	Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the Bylaws of the Bank.

•	Directors must be at least 21 years of age.

The Board of Directors of MVB reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

The process of the Board of Directors for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the Board of Directors considers the directors’ overall service to MVB or the Bank during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and MVB and the Bank. The Board of Directors also reviews the payment history of loans, if any, made to such directors by the Bank to ensure that the directors are not chronically delinquent and in default. The Board considers whether any transactions between the directors and the Bank have been criticized by any banking regulatory agency or the Bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The Board of Directors also confirms that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law. For new director candidates, the Board of Directors uses its network of contacts in MVB’s market area to compile a list of potential candidates. The Board of Directors then meets to discuss each candidate and whether he or she meets the criteria set forth above. The Board of Directors then discusses each candidate’s qualifications and chooses a candidate by majority vote.

The Board of Directors will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below are followed by stockholders for submitting nominations. The Board of Directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

MVB’s Bylaws provide that nominations for election to the Board of Directors, other than those made by or on behalf of MVB’s existing management, must be made by a shareholder in writing delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the president not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

•	Name and address of proposed nominee(s);

•	Principal occupation of nominee(s);

•	Total shares to be voted for each nominee;

•	Name and address of notifying shareholder; and

•	Number of shares owned by notifying shareholder.

Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors. No shareholder recommendations or nominations have been made.

Executive Compensation

The Board of Directors of MVB met ten times during 2005, and the Board of Directors of the Bank met fifteen times during 2005. All directors attended more than 75% of the meetings held, including committee meetings of which the director is a member, except for Director Patel, who attended 44% of such meetings. During 2005, Director Patel experienced some health issues that limited his attendance. These problems seem to be resolved and he has returned as a valuable member of the Board.

In order to meet their responsibilities, Directors are expected to attend board and committee meetings as well as the annual meeting of shareholders. All directors attended the 2005 Annual Meeting of Shareholders.

No compensation is paid for serving as a member of the Board of Directors of MVB. Members of the Board of Directors of Bank receive a fee of $300 for each meeting attended and $60 for each committee meeting attended.

All compensation is paid by Bank. The following table summarizes compensation paid to executive officers for the periods indicated.

SUMMARY COMPENSATION TABLE

Name and principal position (a)	Year (b)	Annual compensation			Long-term compensation
		Salary ($) (c)	Bonus ($) (d)	Other annual compensation ($) (e)	Awards		Payouts	All other compensation ($) (i)
					Restricted stock award(s) ($) (f)	Securities underlying options/ SARs (#) (g)	LTIP payouts ($) (h)
James R. Martin President & Chief Executive Officer	2005 2004 2003	$166,000 96,500 90,000	None 7,237 None	None None None	— — —	20,156 — —	— — —	$7,486[3] 4,265[2] 900[1]
Larry F. Mazza [5] Executive Vice President	2005 2004 2003	$148,043 * *	N/A — —	None — —	— — —	45,000 — —	— — —	$5,175[4] — —
Delbert L. Phillips Senior Vice President- Loans	2005 2004 2003	$102,750 N/A N/A	N/A — —	None — —	— — —	5,000 — —	— — —	$2,449[1] — —
Roger J. Turner [5] Senior Vice President- Loans	2005 2004 2003	$127,482 * *	N/A — —	None — —	— — —	20,000 — —	— — —	2,906[1] — —

[1]	represents matching of employee 401-K deferral.

[2]	represents matching of employee 401-K deferral of $965 and Bank Director fees of $3,300.

[3]	represents matching of employee 401-K deferral of $3,436 and Bank Director fees of $4,050.

[4]	represents matching of employee 401-K deferral of $3,375 and Bank Director fees of $1,800.

[5]	Began career with MVB March 3, 2005.

The Board of Directors of MVB believes that the successful implementation of its business strategy will depend upon attracting and retaining able executives, managers and other key employees. The 2003 MVB Financial Corp. Stock Option Plan provides that the Human Resources Committee appointed by the Board of Directors of MVB have the flexibility to grant stock options, merit awards, and rights to acquire stock through purchase under a stock purchase program. During 2005, the Human Resources Committee, pursuant to the Plan, granted options to numerous individuals responsible for developing new markets for MVB, Harrison and Jefferson Counties, West Virginia. Additionally, awards were made to existing employees who have provided significant leadership and direction to the success of the MVB Marion County market area.

Effective December 31, 2005, the Board of Directors approved the acceleration of the vesting of all unvested stock options outstanding under the Plan. No other terms of the stock option agreements changed. The Board of Directors determined to accelerate the vesting of these options in order to avoid MVB’s recognition of compensation expense associated with the affected options under Statement of Financial Accounting Standards No. 123R, “Share Based Payment (revised 2005)” (“FAS 123R”), which would have applied to the MVB beginning in the first quarter of 2006. FAS 123R requires the recognition of compensation expense for any unvested stock options at the date of its adoption over the remaining applicable vesting period of the options. Prior to 2006, MVB accounted for stock options using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” which provides footnote disclosure of the compensation expense associated with stock options.

The following tables summarize the options granted in 2005 and the related aggregated option values:

Options Granted in Last Fiscal Year (2005)

(Individual Grants)

Name (a)	Number of securities underlying options granted # (b)	Percent of total options granted to employees in 2005 (c)	Exercise or base/ price $/share (d)	Expiration Date (e)
James R. Martin	20,156	14.99	$16.00	September 30, 2015
Larry F. Mazza	45,000	33.46	$16.00	September 30, 2015
Delbert L. Phillips	5,000	3.72	$16.00	September 30, 2015
Roger J. Turner	20,000	14.87	$16.00	September 30, 2015

Aggregated Option Exercises in Last Fiscal Year and Fiscal-End Option Values

Name (a)	Shares acquired or exercised (#) (b)	Value realized ($) (c)	Number of securities underlying unexercised options at Fiscal Year-End (d)		Value of Unexercised in-the- money options at Fiscal Year End[1] (e)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James R. Martin	0	0	30,000	0	$58,500	0
Larry F. Mazza	0	0	45,000	0	N/A	0
Delbert L. Phillips	0	0	12,718	0	$46,500	0
Roger J. Turner	0	0	20,000	0	N/A	0

[1]	Represents the difference between the option prices and the price paid for MVB Common Stock for the last transaction in 2005, $16 on December 12, 2005.

Summary of Stock Options

The following table provides additional information on MVB’s equity compensation plan:

	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under executive compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	175,310	$14.60	24,690
Equity compensation plans not approved by security holders	N/A	N/A	n/a
TOTAL	175,310	$14.60	24,690

Employment Agreements and Change in Control

MVB and the Bank have employment agreements with Messrs Martin, Mazza and Turner. The term of the agreements with Mr. Martin and Mr. Mazza is for three years renewed. The agreements automatically renew for an additional three years on January 1 of each year unless written notice of non-renewal of the agreement is provided no later than December 1 of each year. The base salary for these two individuals is $186,000 and $180,000, respectively, and is subject to adjustment annually at the discretion of the Board of Directors. If an individual is terminated without cause, the terminated party shall receive an amount equal to the balance remaining on the agreement and such benefits as provided at the time of termination. If terminated as a result of the legal disability of the individual, the disabled party shall be entitled to receive benefits under MVB’s long-term disability policy. The disabled party, for the remaining term of the agreement, shall be entitled to receive an amount equal to the remaining term of the agreement less the long-term disability benefits.

Mr. Turner’s employment agreement is for an initial term of five years with a base salary of $155,000. At the end of the agreement, it may be renewed on an annual basis or he may become a part-time employee. The remaining terms of his agreement are the same as those discussed above.

Certain Transactions With Directors, Officers and Their Associates

MVB and the Bank have, and expect to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. MVB’s management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

During 2005, Director Mossallati constructed the Bridgeport Banking Office for MVB. He was selected after solicitation of comparative estimates and notification to the WV Division of Banking and the Federal Deposit Insurance Corporation. Upon completion, the facility was appraised by an independent appraiser at $1.6 million, which is more than the total cost of the project. The transactions with Director Mossallati were on terms and conditions which were at least as favorable to MVB as those available from unrelated third parties.

Total loans outstanding from the Bank at December 31, 2005 to MVB and Bank officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3.3 million or 18.3% of total equity capital and 3.2% of total loans. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Principal Holders of Voting Securities

The following shareholder currently beneficially owns or has the right to acquire shares that would result in ownership of more than 5% of MVB’s Common Stock as of March 1, 2006:

Name of Beneficial Owner	As of March 1, 2006 Amount and Nature of Beneficial Ownership		Percent of Common Stock (1)

Saad Mossallati 200 Route 98 West, Suite 107 Nutter Fort, WV 26301	92,822	*	6.35%

Larry F. Mazza 1000 Johnson Avenue Bridgeport, WV 26330	91,249	**	6.24%

*	Includes 30,747 shares held in name of daughter and 282 shares held in the name of wife.

**	Includes 45,000 shares which may be acquired through the exercise of options and 9,979 shares held in wife’s name.

(1)	The MVB directors and non-Board member executive officers of MVB own or have the right to acquire within 60 days 595,882 shares of MVB Common Stock, which is 40.75% percent of the related shares.

Ownership of Securities By Directors, Nominees and Executive Officers

As of March 1, 2006, ownership by directors, nominees and executive officers in MVB was:

	Amount and Nature of Beneficial Ownership		Percent of Common Stock [10]
Barbara Alexander	4,528	(1,3)	.31
Robert L. Bell	23,527	(1,3)	1.61
Stephen R. Brooks	7,032 181 1,301	(1,3) (2,4) (5)	.48 .01 .09
Harvey M. Havlichek	9,674 10,150 1,950	(1,3) (2,4) (5)	.66 .69 .13
James R. Martin	59,772 2,520	(1,3,6) (5)	4.09 .17
Larry F. Mazza	81,250 9,979	(1,3,8) (5)	5.56 .68
Dr. Saad Mossallati	61,793 31,029	(1,3) (5)	4.23 2.12
Dr. Kelly R. Nelson	500 5,750	(1,3) (2,4)	.03 .39
Leonard W. Nossokoff	3,255 61,290	(1,3) (2,4)	.22 4.19
J. Christopher Pallotta	9,513 22,582	(1,3) (2,4)	.65 1.54
Nitesh S. Patel	20,528 11,960	(1,3) (5)	1.40 .82
Louis W. Spatafore	7,846 217 4,767	(1,3) (2,4) (5)	.54 .01 .33
Wayne Stanley	6,750	(1,3)	.46
Richard L. Toothman	703 12,482	(1,3) (2,4)	.05 .85
Dr. Michael F. Trent	12,763 7,007	(1,3) (2,4)	.87 .48

	Amount and Nature of Beneficial Ownership		Percent of Common Stock [10]
Dr. James E. Valentine	31,055	(1,3)	2.12
Samuel J. Warash	16,400 3,600	(1,3) (5)	1.12 .25
Delbert L. Phillips	15,248 3,600	(1,3,7) (2,4)	1.04 .25
Roger J. Turner	26,300 110 110	(1,3,9) (2,4) (5)	1.80 .01 .01

TOTAL	589,022		40.28%

(1)	Indicates sole voting power

(2)	Indicates shared voting power

(3)	Indicates sole investment power

(4)	Indicates shared investment power

(5)	Indicates indirect ownership by spouse or children

(6)	Includes 30,000 shares, which may be acquired by Martin within 60 days through the exercise of options.

(7)	Includes 12,718 shares which may be acquired by Phillips within 60 days through the exercise of options.

(8)	Includes 45,000 shares which may be acquired by Mazza within 60 days through the exercise of options.

(9)	Includes 20,000 shares which may be acquired by Turner within 60 days through the exercise of options.

(10)	Calculations include the 1,352,692 shares then outstanding and the 109,718 shares which may be acquired by the executive officers within 60 days through the exercise of options, for a total of 1,462,410 shares.

Note: The non-director executive officers of the Bank own or may acquire within 60 days a total of 52,118 shares.

2.	RATIFICATION OF AUDITORS

The Audit Committee of the Board of Directors of MVB has selected the firm of Brown Edwards & Company, L.L.P., to serve as independent auditors for 2006. Brown Edwards & Company, L.L.P. has advised MVB that no member of that accounting firm has any direct or indirect material interest in MVB. The representatives of Brown Edwards & Company, L.L.P. will be present at the Annual Meeting, and have an opportunity to make a statement or respond to appropriate questions. The proxies will vote your proxy “FOR” ratification of the selection of Brown Edwards & Company, L.L.P., unless otherwise directed.

The following fees were paid by MVB and the Bank to Brown Edwards & Company, L.L.P.:

	2004	2005
Audit Fees	$28,800	$57,500
Tax Fees	$0	$0
All Other Fees	$0	$0

The Audit Committee has considered whether Brown Edwards & Company, L.L.P. has maintained its independence during the fiscal year ended December 31, 2005. The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Company by the independent accountants. Further, the pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. All of the services described above for which Brown Edwards & Company, L.L.P., billed the company for the fiscal year ended December 31, 2005, were pre-approved by MVB’s Audit Committee. For the fiscal year ended December 31, 2005, MVB’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be performed by Brown Edwards & Company, L.L.P.

3.	OTHER INFORMATION

Voting of Proxies

If any of the nominees for election as directors should be unable to serve as Directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of MVB unless the Board adopts a resolution pursuant to the Bylaws reducing the number of directors.

The Board of Directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Legal Actions

Neither MVB or MVB Bank, Inc. is currently involved in any legal action that is not of a routine nature.

Form 10-KSB Annual Report

Upon written request by any shareholder to Judith A. Merico, Corporate Secretary, MVB Financial Corp, 301 Virginia Avenue, Fairmont, West Virginia 26554, a copy of the Bank’s 2005 Annual Report of Form 10-KSB will be provided without charge.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires MVB’s directors and executive officer, and persons who own more than ten percent of a registered class of MVB equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MVB. Officers, directors and shareholders owning more than ten percent are required by SEC regulation to furnish MVB with copies of all Section 16(a) forms which they file.

To MVB’s knowledge, based solely upon review of the copies of such reports furnished to MVB and written representations that no other reports were required, during the two fiscal years ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with.

Shareholder Communications with the Board

Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable), care of the Corporate Secretary, MVB Financial Corp. 301 Virginia Avenue, Fairmont, WV 26554. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.

Shareholder Proposals for 2007 Annual Meeting

Any shareholder who wishes to have a proposal placed before the next annual Meeting of Shareholders must submit the proposal to the President of MVB no later than January 12, 2007, to have it considered for inclusion in the Proxy Statement of the Annual Meeting in 2007, expected to be held May 15, 2007.

Delivery of Information

In accordance with SEC Rule 14a-3(e)(i), only one annual report and one proxy statement are being delivered to multiple security holders at a single address. Upon request to Judith A. Merico, Corporate Secretary, MVB will provide a separate copy of either or both of the aforementioned documents to any shareholder at a shared address to which a single copy was delivered. Ms. Merico may be contacted by telephone or mail as provided in the Notice of Annual Meeting of Shareholders. This same procedure may be used to separate any shareholder from multiple shareholder/single address mailings. In addition, shareholders sharing a single address and receiving multiple copies of the documents may request the delivery of a single copy of the mailing. Ms. Merico is also the contact for this request.

Annual Report

MVB’s 2005 Annual Report to Shareholders, simultaneously provided with this Proxy Statement, is incorporated by reference herein.

James R. Martin
President and Chief Executive Officer

Appendix A

MVB FINANCIAL CORP.

MVB Bank, Inc.

AUDIT COMMITTEE CHARTER

I.	PURPOSE OF THE AUDIT COMMITTEE

Assists the Board of Directors of the MVB Financial Corp. (“MVBFC”) in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of MVBFC and MVB Bank, Inc. (herein after collectively referred to as “MVB”) and such other duties as directed by the Board of Directors.

II.	DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee’s primary duties and responsibilities include:

A.	Primary input into the recommendation to the Board of the selection and retention of the independent accountant that audits the financial statements of MVB and/or conducts the internal audit examinations. In the process, the Committee shall require, and subsequently review the auditor’s written affirmation that the auditor is in fact independent. Further, the Committee will discuss the nature and conduct of the audit process, receive and review all reports and will provide to the independent accountant full access to the Committee (and the Board) to report on any and all appropriate matters.

B.	Findings needing resolution shall be assigned to the President for resolution with response to the Internal and/or External Auditors also being presented to the Board of Directors.

C.	Discussion with management and the internal and external auditors of the quality and adequacy of MVB’s internal controls.

D.	Upon the establishment of an internal audit function, in lieu of being performed by outside accountants, providing guidance and oversight to the internal audit function of MVB, including review of the organization, plans and results of such activity.

E.	The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal audit function (when established) and the management of MVB. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

F.	Represents the Board of Directors for communication with the outside auditor, the internal audit function, either outsourced or in-house staff (when established) or management of MVB.

G.	Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

H.	Ascertain that a review of financial statements (including quarterly reports) with management and the external auditor have been completed.

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I.	Provides at least one written report annually to the Board of Directors describing the Audit Committee’s:

(1)	Historical and planned activities for carrying out the Audit Committee’s duties and responsibilities.

(2)	Appraisal of the financial reporting processes and systems of internal accounting controls.

(3)	Recommendations regarding the engagement of the outside auditor.

(4)	Assessment of the adequacy of the Audit Committee Charter.

J.	Prepares a report for enclosure in the parent company proxy statement which discloses that the Audit Committee has or has not recommended that the MVB’s audited financial statement be filed with the appropriate regulatory authorities as well as appropriate oversight conclusions.

K.	Maintains standard operating procedures for documenting the activities employed by the Audit Committee during the discharge of its duties and responsibilities.

L.	Assessment of the independence of the outside auditor by:

(1)	Ensuring that the outside auditor submits an annual written statement delineating all relationships between the outside auditor and the Company.

(2)	Engaging the outside auditor regularly in a dialogue regarding any disclosed relationships or services between the Company and management which may impact the objectivity and independence of the outside auditor.

M.	Review of all regulatory reports with special attention to areas of non-compliance.

N.	Review and approval of the terms of the independent auditor’s retention, engagement, and scope of the annual audit, and pre-approval of any audit-related and permitted non-audit services (including the fees and terms thereof to be provided by the independent auditor (with pre-approvals disclosed as appropriate in the Company’s periodic public filings)). The committee hereby grants pre-approval authority to the Audit Committee Chairman with the stipulation that any such authorizations be presented to the full Audit Committee at its next scheduled meeting.

O.	The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review, or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

P.	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

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III.	MEMBERSHIP OF THE AUDIT COMMITTEE

A.	Composition

(1)	The Board of Directors shall appoint not less than three (3) of its members to serve as the Audit Committee one of whom shall be designated by the Board of Directors to serve as Chairman of the Audit Committee.

IV.	MEETINGS

A.	The Audit Committee, in its entirety, shall meet at least once annually or upon the request of any Board member in separate sessions, with management, with the internal audit function, (when established) and with the external or internal auditors to discuss any matter brought forth by any of the parties.

B.	The Audit Committee, in its entirety, shall meet with the external auditors and with management to review the results of the audit of MVB’s annual financial statements prior to the issuance of such annual financial statements to the public, as well as the results of the internal audits provided such is performed by an outside accountant.

V.	DUTIES AND RESPONSIBILITIES OF THE BOARD

A.	Appoints members to the Audit Committee and conducts oversight of the activities of the Audit Committee.

B.	Ensures that adequate resources are available to the Audit Committee for proper discharge of its duties and responsibilities.

C.	Exercises its ultimate authority to select, to evaluate, to hold accountable, and to replace the external or internal auditors.

VI.	THIS CHARTER SHALL BE REVIEWED AND UPDATED ANNUALLY.

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MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554-2777

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

May 16, 2006

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. (“MVB”), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Susan Carlock, Judith A. Merico, George L. Johnston and Delbert L. Phillips, or any of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on March 27, 2006, at the Annual Meeting of Shareholders of MVB to be held at 301 Virginia Avenue, Fairmont, West Virginia, on May 16, 2006, at 5:30 p.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:

1.	Election of Directors. For the election of the seven persons listed below for the term indicated:

	Three Year Term	One Year Term

	Barbara L. Alexander Louis W. Spatafore	Wayne Stanley
Harvey M. Havlichek Dr. James E. Valentine
Leonard W. Nossokoff Dr. Kelly R. Nelson

☐	For all of the above listed nominees

☐	Do not vote for any of the above listed nominees

☐	For all of the above listed nominees except those for whom I choose to withhold my vote as shown:
_______________________________________

2.	A proposal to approve the appointment by the Board of Directors of Brown Edwards & Company, L.L.P. as Independent Certified Public Accountants for the year 2006.

For    ☐                    Against     ☐                    Abstain ☐

3.	Any other business which may be brought before the meeting or any adjournment thereof.

Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote “FOR” the listed propositions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated: 2006

Signature(s) of Shareholder(s)

When signing as attorney, executor, administrator, trustee or guardian, please give full title.

If more than one trustee, all should sign. All joint owners must sign.

RSVP I (we) will attend the Annual Meeting of MVB Shareholders. (Please Respond by May 6, 2006, by mail or 304-363-4800 or 1-888-689-1877)

Number to Attend: